SUPPLEMENT DATED NOVEMBER 6, 2019

TO THE PROSPECTUSES DATED MAY 1, 2019, AS AMENDED, FOR THE FOLLOWING CONTRACTS

New York Life Premium Plus Variable Annuity	New York Life Premier Plus Variable Annuity
New York Life Premium Plus II Variable Annuity	New York Life Premier Plus Variable Annuity II
New York Life Premium Plus Elite Variable Annuity

(collectively, the “Prospectuses”)

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement revises, and, to the extent inconsistent therewith, replaces information contained in the Prospectuses. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used, but not defined herein, have the same meaning as those included in the Prospectuses.

The Prospectuses are revised as follows:

1.	Premium Credit:

Replace the table in the “Premium Credit” section of the Prospectus, as applicable, with the following:

On November 18, 2019, the Premium Credit Rate Schedule, currently available, for the referenced variable annuity contracts (the “Contracts”) will change as set forth below1.

Total Accumulated Premiums		Credit Rate
at least	less than
minimum[2]	$500,000	3.00%
$500,000	unlimited[3]	4.00%
1	The new Premium Credit Rates will apply unless a higher Guaranteed Minimum Premium Credit Rate is stated on the Policy Data Page of your Policy.
2	Minimum initial premium payments vary by policy. Please refer to your policy for more information.
3	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval.

All references to premium credits in the Prospectuses will be revised to reflect the Premium Credit Rates listed above.

2.	Policy Application Premium Payments:

Add the following as the last two paragraphs to the “Policy Application and Premium Payments” section of the Prospectus, as applicable:

Acceptance of premium payments is subject to our Suitability Standards. Minimum premium payments may be different if you select certain optional riders with your Contract:

(i)	For Accumulation Value Based M&E Charge policies, if you elect IPR 4.0, the minimum premium payment is $500,000 and you may only choose the 12- or 13-year Holding Period.

(ii)	For Premium Based M&E Charge policies, if you elect IPR 4.0 and choose the 20-year Holding Period, the minimum premium payment is $500,000.

We reserve the right to reject any application. Regarding the minimum premium payments set forth in conditions (i) and (ii) above, if you are exchanging more than one annuity contract or life insurance policy for one of the Contracts, or if your premium payment will be paid from different sources (e.g., personal check and proceeds from a brokerage account), we will allow the proceeds to be used as the premium payment for the Contract, provided they are received within 150 days of the date the Contract is issued. When you are purchasing a Contract by exchanging another annuity contract or life insurance policy, or if your Purchase Payment will be paid from different sources, your Contract will be issued on the date we first receive proceeds from your existing annuity contract or life insurance policy, or from any other source. The date we issue your Contract is the Contract Date. We reserve the right to revoke the Contract if proceeds from all of the exchanged annuity contracts or life insurance policies or other different sources do not equal a minimum of $500,000 in aggregate, as required by the conditions set forth in (i) and (ii) above.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010